UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 6, 2018

TIPTREE INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-33549	38-3754322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Third Avenue, 21st Floor New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 446-1400
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2018 Annual Meeting of Stockholders (the "2018 Annual Meeting") of Tiptree Inc. (the “Company”) held on June 6, 2018, the Company’s stockholders approved an amendment and restatement (the "Amendment") to the Fourth
Articles of Amendment and Restatement of the Company (as amended by the Amendment, the “Fifth A&R Charter”) to remove all references to the Company’s Class B common stock as well as other ministerial changes.

The Amendment was filed with the State Department of Assessments and Taxation of Maryland on June 7, 2018.The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the Fifth A&R Charter, a copy of which is filed herewith as Exhibit 3.1 and incorporated herein by reference. A more detailed description of the material changes in rights of the Company's stockholders as a result of the Amendment was included in Proposal No. 2 of the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 25, 2018, which description is incorporated in its entirety herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2018 Annual Meeting on June 6, 2018. The matters voted upon at the 2018 Annual Meeting and the results of such voting are set forth below:

Proposal 1: Election of Board of Directors:

Name of Director	For	Withheld	Broker Non-Vote
Michael G. Barnes	22,092,811	563,645	6,001,690
John E. Mack	18,335,450	4,321,006	6,001,690

All director nominees were duly elected.

Proposal 2: Approval of the Company’s Amended and Restated Charter to remove Class B Common Stock:

For	Against	Abstain	Broker Non-Vote
21,356,370	1,300,029	57	6,001,690

Proposal 2 was approved.

Proposal 3: Ratification of selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018:

For	Against	Abstain	Broker Non-Vote
27,369,476	13,043	1,275,627	—

Proposal 3 was approved.

Item 9.01	Financial Statements and Exhibits.

(d) List of Exhibits:

3.1	Fifth Articles of Amendment and Restatement of Tiptree Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIPTREE INC.

Date:	June 7, 2018	By:	/s/ Jonathan Ilany
Name: Jonathan Ilany
Chief Executive Officer